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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                  AS CREATED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned officer of Stratagene Corporation ("Stratagene" or the "Company") hereby certifies that:

      (i) the accompanying quarterly report on Form 10-Q of the Company for the quarter ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2005                              By:     /s/ STEVE R. MARTIN
                                                       -------------------------
                                                       Steve R. Martin
                                                       Vice President and Chief
                                                       Financial Officer

This certification is provided solely pursuant to 18 U.S.C. Section 1350 and
Item 601(b)(32) of Regulation S-K ("Item 601(b)(32)") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act. In accordance with clause (ii) of Item 601(b)(32), this certification (A) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section and (B) shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

A signed original of this written statement required by Section 906 has been provided to Stratagene and will be retained by Stratagene and furnished to the Securities and Exchange Commission or its staff upon request.